SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2002

CONCEPTUS, INC.
(Exact name of registrant as specified in charter)

Delaware	000-27596	94-3170244
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1021 Howard Avenue
San Carlos, CA 94070
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (650) 802-7240

ITEM 5.    OTHER EVENTS.

On June 21, 2002, Conceptus, Inc. issued a press release announcing the pricing of its follow-on public offering. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

On June 26, 2002, Conceptus, Inc. issued a press release announcing the closing of its follow-on public offering . A copy of the press release is attached as Exhibit 99.2 and incorporated by reference herein.

ITEM 7.    EXHIBITS.

Exhibit 99.1	Press Release, dated June 21, 2002, entitled “Conceptus Prices Follow-On Public Offering.”

Exhibit 99.2	Press Release, dated June 26, 2002, entitled “ Conceptus Completes Public Offering.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCEPTUS, INC. (Registrant)

By:	/s/ GLEN K. FURUTA
Glen K. Furuta Vice President, Finance & Administration and Chief Financial Officer

Dated:    June 28, 2002

INDEX TO EXHIBITS.

Exhibit 99.1	Press Release, dated June 21, 2002, entitled “Conceptus Prices Follow-On Public Offering.”

Exhibit 99.2	Press Release, dated June 26, 2002, entitled “ Conceptus Completes Public Offering.”

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